Exhibit 4.1

DAWSON GEOPHYSICAL COMPANY AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY COUNTERSIGNED AND REGISTERED: SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER transferable on the books of the above Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF DAWSON GEOPHYSICAL COMPANY IS THE OWNER OF THIS CERTIFIES THAT SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 239360 10 0 INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS SHARES COMMON STOCK DGC

 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(s) Guaranteed: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: Dated, Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares hereby sell, assign and transfer unto For value received, PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Additional abbreviations may also be used though not in the above list. (State) Act under Uniform Gifts to Minors (Minor) (Cust) Custodian UNIF GIFT MIN ACT as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common TEN COM TEN ENT JT TEN The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: The provisions of the Certificate of Formation, as amended, of the Corporation set forth (i) the designations, preferences, limitations and relative rights of each class of securities that the Corporation is authorized to issue and the authority of the Board of Directors to fix and determine the relative rights and references of each series thereof, (ii) the denial of the preemptive rights of shareholders to acquire unissued or treasury shares or other securities of the Corporation, and (iii) the denial of cumulative voting of any meeting of shareholders for the election of directors of the Corporation. The Certificate of Formation, as amended, of the Corporation is on file with the Secretary of State of the State of Texas, and the Corporation shall furnish a copy thereof to the record holder of this certificate, without charge, on written request to the Corporation at its principal place of business.